SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 8, 2003

HOME PROPERTIES OF NEW YORK, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136 No.	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
850 Clinton Square, Rochester, New York 14604
www.homeproperties.com (Address of principal executive offices and internet site)

(585) 546-4900 (Registrant’s telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

c. Exhibits

Exhibit 99.2 Supplemental Information to the Press Release of August 8, 2003

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This Amendment amends the current report on Form 8-K filed by Home Properties of New York, Inc. on August 8, 2003, to furnish (not file) the supplemental information to the Press Release of August 8, 2003, relating to second quarter 2003 results.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 14, 2003	HOME PROPERTIES OF NEW YORK INC.
(Registrant)

By: /s/ David P. Gardner
David P. Gardner, Senior Vice President
and Chief Financial Officer